UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2014 (November 23, 2014)

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-812 (Commission File Number)	06-0570975 (I.R.S. Employer Identification No.)

One Financial Plaza, Hartford, Connecticut 06101
(Address of principal executive offices) (Zip Code)

(860) 728-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2014, Louis Chênevert retired as Chief Executive Officer, Chairman and a member of the Board of Directors (the “Board”) of United Technologies Corporation (the “Company”).  Mr. Chênevert has agreed to continue as an employee of the Company until January 3, 2015.

On November 23, 2014, the Board appointed Gregory J. Hayes, the Company’s Chief Financial Officer, to serve as President and Chief Executive Officer of the Company and as a member of the Board.  In connection with his appointment as President and CEO, Mr. Hayes was appointed as a member of the Executive Committee of the Board.

Gregory J. Hayes, age 54, has extensive leadership experience and knowledge of the Company, as well as valuable financial and accounting experience.  Mr. Hayes came to the Company through the 1999 merger with Sundstrand Corporation, where he served as Vice President, Finance, for Sundstrand Aerospace.  He was then appointed Vice President, Financial Planning & Analysis, for Hamilton Sundstrand.  In 2003, he became UTC Vice President and Controller and in 2004, was appointed UTC Vice President, Accounting and Controls.  In 2006, Mr. Hayes’ responsibilities were broadened to include Investor Relations.  Mr. Hayes became Senior Vice President and Chief Financial Officer in 2008.  Since February 2014, he has also served as a director, and member of the Governance and Nominating Committee and Compensation and Executive Development Committee of the Board of Directors, of Nucor Corporation. Mr. Hayes earned a bachelor’s degree in economics from Purdue University in 1982 and is a Certified Public Accountant.

Also on November 23, 2014, the Board appointed Edward A. Kangas, the Lead Director of the Board and an independent director since 2008, as non-executive Chairman of the Board, and appointed Peter F. Longo, the current Vice President, Finance and Chief Financial Officer, UTC Propulsion & Aerospace Systems, as Acting Chief Financial Officer of UTC.

Peter F. Longo, age 55, who joined the Company in 1988, has extensive familiarity with the Company, has served in a number of leadership roles at the Company since joining and brings with him prior experience as an auditor at PricewaterhouseCoopers LLP.  Mr. Longo became Vice President, Finance & Chief Financial Officer, Finance in 2003; Vice President, Finance & Chief Financial Officer, Hamilton Sundstrand in 2005; Vice President, Controller, Controllers in 2011; and Vice President, Finance & Chief Financial Officer, Propulsion & Aerospace Systems in 2013.

In connection with the foregoing, the Company issued a press release on November 24, 2014, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.          Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           The following exhibit is filed as part of this report:

99.1	Press Release, dated November 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 24, 2014

UNITED TECHNOLOGIES CORPORATION

By: /s/ Charles Gill
Name: Charles Gill
Title: Senior Vice President & General Counsel